UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 1, 2015

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071

(Address of principal executive offices)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                                           Material Modification to Rights of Security Holders

On June 1, 2015, Reliance Steel & Aluminum Co. (the “Company”) changed its state of incorporation from California to Delaware. The reincorporation was effected by merging the Company with and into a wholly owned Delaware subsidiary established for this purpose (the “Merger”), following approval by the requisite vote of the Company’s shareholders at the 2015 Annual Meeting of Shareholders held on May 20, 2015.  As a result of the Merger, Reliance Steel & Aluminum Co., a Delaware corporation (“Reliance Delaware”), is the successor issuer of Reliance Steel & Aluminum Co., a California corporation (“Reliance California”) under the Securities Exchange Act of 1934, as amended. A copy of the Agreement and Plan of Merger between Reliance Delaware and Reliance California dated April 8, 2015 is attached as Exhibit A to the Company’s Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2015.

Other than the change of corporate domicile, the reincorporation did not result in any change in the name, business, physical locations, management, assets, liabilities, net worth or number of authorized shares of the Company, nor will it result in any change in location of our current employees, including management.  In addition, the Company’s common stock will continue to be listed under the symbol “RS” on the New York Stock Exchange. Each outstanding certificate representing shares of Reliance California’s common stock automatically represents, without any action, the same number of shares of Reliance Delaware’s common stock. Reliance California shareholders did not need to exchange their stock certificates as a result of the reincorporation.

As of June 1, 2015, the rights of the Company’s stockholders commenced to be governed by the Delaware General Corporation Law, the Restated Certificate of Incorporation of Reliance Steel & Aluminum Co. attached hereto as Exhibit 3.1 and the Amended and Restated Bylaws of Reliance Steel & Aluminum Co. attached hereto as Exhibit 3.2. Additional information about the reincorporation and a comparison of the rights of shareholders of Reliance California and Reliance Delaware can be found in Proposal Two in the Company’s Proxy Statement (beginning on page 10), filed with the SEC on April 10, 2015.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Please see the disclosure set forth under Item 3.03, which is incorporated by reference into this Item 5.03.

Item 9.01                  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of Reliance Steel & Aluminum Co.

3.2	Amended and Restated Bylaws of Reliance Steel & Aluminum Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: June 1, 2015	By:	/s/ William A. Smith II
William A. Smith II
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

3.1	Restated Certificate of Incorporation of Reliance Steel & Aluminum Co.

3.2	Amended and Restated Bylaws of Reliance Steel & Aluminum Co.